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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               January 29, 2001


                             Tice Technology, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                  333-11591                 62-1647888
  (State of incorporation)   (Commission File Number)        (IRS Employer
                                                         Identification Number)



                          1808-B North Cherry Street
                          Knoxville, Tennessee 37917
                                (865) 524-1070
    (Address, zip code and telephone number of principal executive offices)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets.

     This Form 8-K/A is being filed to amend the Form 8-K filed on February 9, 2001 by Tice Technology, Inc. to include financial statements and pro forma financial information referred to in Item 7 below. The financial statements and information relate to the company's acquisition of substantially all of the assets of MidSouth Sign Company, LLC and The LandOak Company, LLC, both Tennessee limited liability companies.

Item 7.   Financial Statements and Exhibits.

(a) and (b)  The financial statements and pro forma financial information relating to the acquisitions are included as Exhibits 99(i) through
             (iii).

        (c)  The following documents are furnished as exhibits to this report:

Exhibit                                                                   Page
Number       Description of Documents                                    Number
------       ------------------------                                    ------

99(i)        Audited Financial Statements of MidSouth Sign Company,
             LLC as of December 31, 2000 and for the years ended
             December 31, 2000, 1999 and 1998                               3
99(ii)       Audited Financial Statements of The LandOak Company,
             LLC as of December 31, 2000 and for the period April 26,
             2000 (date of formation) to December 31, 2000                 16
99(iii)      Unaudited Pro Forma Condenses Combined Financial
             Information as of December 31, 2000 and for the nine
             months ended December 31, 2000 and the year ended
             March 31, 1999                                                29


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Tice Technology, Inc.


Date: April 12, 2001                    By:  /s/ Charles R. West
                                             -------------------------------
                                             Charles R. West, President

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